Exhibit 99.2

Acquisition of Selected Assets and  Operations and  Assumption of Deposits of  First Independent Bank Ticker: STSA  Spokane, Washington  www sterlingfinancialcorporation spokane com   Safe Harbor  In the course of our presentation, we may discuss matters that are deemed to be  forward-looking statements, which are intended to be covered by the safe harbor  for forward-looking statements” provided by the Private Securities Litigation  Reform Act of 1995 (the “Reform Act”)(1). Forward-looking statements involve  substantial risks and uncertainties, many of which are difficult to predict and are  generally beyond our control. Actual results may differ materially and adversely  from projected results. We assume no obligation to update any forward-looking  statements (including any projections) to reflect any changes or events occurring  after the date hereof. Additional information about risks of achieving results  suggested by any forward-looking statements may be found in Sterling’s 10-K forward Sterling s 10 K,  10-Q and other SEC filings, including under the headings “Risk Factors” and  “Management’s Discussion and Analysis of Financial Condition and Results of  Operations.”  This presentation contains certain non-GAAP financial measures.  (1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and  other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements  identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."  2  Strategically Compelling, Low Risk and  Financially Attractive Transaction y  .. Improves Sterling’s deposit market share in the Portland-Vancouver MSA to #7 from #12 (largest market in Oregon)  .. Relatively low risk transaction  .. Seller retaining non-strategic assets (selected loans and other assets)  .. In-market transaction with achievable synergies  .. executives  Retention of key .. Enhances Sterling’s business mix  .. Transaction and Money Market Demand accounts represent 76% of total  .. Addition of wealth management, trust and brokerage services  .. Adds business lending teams in Portland-Vancouver MSA  .. Improves Sterling’s overall asset quality and deposit costs  .. Attractive pricing (1.2% deposit premium) and returns (accretive to earnings in first full year post-closing(1))  .. Transaction size and structure provides Sterling the flexibility to pursue potential future acquisitions  3  (1)  Excluding one-time restructuring charges.  Transaction Highlights and Summary  .. Sterling Savings Bank to purchase onlyselected assets and operations and assume  deposits of First Independent Bank  Transaction  Structure  .. Seller retaining certain loans (some are impaired), other assets and nondeposit  liabilities  .. Purchase and assumption transaction structure limits credit risk and preserves  Sterling’s DTA  .. Sterling Savings Bank to pay $8 million cash premium to net asset value at close  .. Additional earnout of up to $17 million paid over 18 months based on credit and other  performance metrics  .. Earnout is incrementally value accretive to Sterling  Transaction  .. Due diligence completed  .. Regulatory approval required – FDIC and Washington DFI  .. No additional approvals required from Sterling or First Independent shareholders  Terms  4  pp q g p  .. Anticipated closing in early 2012  First Independent Bank Overview  .. Founded in 1910 and headquartered in Vancouver, Washington  .. Largest family-owned, locally managed community bank in Portland-Vancouver area  .. 9th largest bank by deposits in Portland-Vancouver MSA  .. Majority of deposit customers have been with bank more than 10 years  .. Attractive wealth management, trust and brokerage businesses  .. AUM of $455mm as of September 30, 2011  .. Operates in Portland-Vancouver area with 14 branches  .. Total Assets: $792 million  .. Total Net Loans: $459mm  .. Total Deposits: $691mm (87% core deposits)  .. Cost of interest-bearing deposits of 0.41%  5  Note: Financial data is for the quarter ended September 30, 2011  First Independent Deposit Franchise  Improves Sterling’s deposit market share to a top 10 position in the Portland-  Vancouver market – demographically attractive MSA along I-5 corridor  Deposit Market Share: Portland Vancouver MSA Portland-Pro Forma Branch Map  Rank Institution Deposits  Deposit  Market  Share  1 Bank of America $8,552 23.2%  ($ in millions)  ($ in millions)  Sterling  First  Independent  Sterling  Pro Forma  Branches 176 14 190  Total Deposits per Branch $37.1 $49.6 $38.0   Spokane  Seattle  WA  Sterling  Independent  2 U.S. Bancorp 7,589 20.6  3 Wells Fargo 6,241 16.9  4 JPMorgan Chase 3,105 8.4  5 KeyCorp 2,488 6.7  6 6   Portland  Eugene B  84  90  5  First Bank  Major Cities  Umpqua 1,617 4.4  PF 7 Sterling Pro Forma 1,102 3.0  7 BNP Paribas / BancWest 912 2.5  8 West Coast Bancorp 842 2.3  9 Bank 695 1 9 ..   OR    Columbia  Hood River  Clark Skamania  First Independent 1.9  10 Riverview Bancorp 619 1.7  11 Washington Federal 441 1.2  12 Sterling 407 1.1  13 HomeStreet 300 0.8  6  Source: SNL Financial. Deposit market share data as of June 30, 2011. Market demographics data as of June 30, 2010.   Washington  Multnomah  Clackamas  Portland 14 First Federal S&LA of McMinnville 285 0.8  15 Banner 266 0.7  First Independent Deposit Composition  First Independent’s low cost, high quality deposit base improves Sterling’s existing  funding profile  1.24%  1 11% 1 13% 1.20%  1.40%  Deposit Composition Cost of Interest-Bearing Deposits  Balance of $691mm as of September 30, 2011  CD Accounts  13%  0.91% 0.79% 0 64%  0.95%  0.81%  0.91%  1.03%  1.11% 1.13%  0.75% 0.80%  1.00%  IRA Accounts  3%  Non-Interest  Bearing DDA  26%  Savings  Accounts  7%  0.64%  0.54%  0.50% 0.41%  0.40%  0.60% 0.00%  0.20% Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11  Money Market  Demand  Accounts  35%  Interest  Bearing DDA  16%  First Independent Peers  7  Source: SNL Financial.  (1)  Peers defined as banks in Washington and Oregon with asset size greater than $500 million and less than $5 billion.  (1)  Relatively Clean Acquired Loan Portfolio  By removing certain impaired loans, Sterling is acquiring a clean loan portfolio  Loan Portfolio Composition  .. $49mm of loans retained by seller  Gross Balance of $474mm as of September 30, 2011  will be .. Impaired loans  .. Overlapping and related credit  exposure  C&I  1-4 Family  6%  C&D  13%  Consumer &  Other  12%  .. Estimated gross credit mark of 9.5% or  $40mm on remaining $425mm of gross  loans  16%  Multifamily  6%  CRE  47%  .. Net credit mark of 6.1% or $26mm  .. Additionally, $18mm of other assets  (headquarters branch properties BOLI  Consumer &  Other  Composition of Loans Being Retained by Seller  Balance of $49mm as of September 30, 2011  headquarters, properties, BOLI,  etc.) being retained by seller  C&I  24%  2%  C&D  55%  CRE  8%  8  Source: SNL Financial.  Multifamily  2%  1-4 Family  9%  Low Risk Transaction with Integration Plan in Place  .. In footprint transaction  .. bank culture  Compatible community .. Retention of key First Independent executives  .. Extensive due diligence process completed  .. Leveraged local market insight into customers and competitors  .. Experienced credit workout group reviewed 70% of loan portfolio  .. In-depth examination of loan and investment portfolio, deposit  composition, branch locations and wealth management business  .. Readily achievable synergies (~26% cost savings)  .. Sterling Savings Bank has past experience with acquisition integration  .. Plan to convert systems and operational platform to Sterling standards by the  end of Q2 2012  9  Financially Attractive Transaction  .. Sterling Savings Bank to pay $8.0 million cash premium to net asset value  .. Using on sheet cash from Sterling Savings Bank  Consideration:  balance .. No STSA common stock issuance  .. Additional earnout of up to $17.0 million paid over 18 months based on  credit and other performance metrics  .. 1.2% deposit premium(1)  EPS i f 4 6% i fi f ll l i  Deposit Premium:  A ti .. accretion of 4-in first full year post-closing  .. $8.2mm (pre-tax) run-rate cost synergies (~26% of First Independent’s  annualized noninterest expense base)  Accretion:  Synergies:  .. Holding company pro forma Tier 1 leverage in excess of 10.0%  .. Pre-tax restructuring charge of $7.8mm  Pro Forma Capital:  Restructuring Charge:  10  (1)  Deposit premium of 3.6% if the entire earnout is paid out.  Pro Forma Franchise  ($ in millions)  Financial Highlights Sterling Financial First Independent Pro Forma  Assets $9,176 $710 $9,886  Gross Loans 5,615 425 6,039  (1)  (1)  Deposits 6,479 691 7,170  Branches 176 14 190  NPAs / Assets 4.74% - ~4.40%  Tier 1 Leverage 11.1% 12.0% ~10.0%  .. Seller retaining $49mm in impaired and / or non-strategic loans, and $18mm in  other assets (headquarters, branch properties, BOLI, etc.)  .. Additional credit mark on acquired loan portfolio further minimizes potential credit  i  11  Note: Financial data is for the quarter ended September 30, 2011.  (1)  Asset and loan figures adjusted for non-strategic assets being retained by seller. Does not reflect purchase accounting adjustments.  issues  Key Takeaways  .. Improves Sterling’s deposit market share in the Portland-Vancouver MSA  .. Lower risk transaction  .. Seller retaining non-strategic assets  .. In-market transaction with achievable synergies  .. executives  Retention of key .. Enhances Sterling’s business mix  .. Positive transaction account composition  .. Addition of wealth management, trust and brokerage services  .. Addition of business lending teams  .. Provides platform for further key market  development in a strategic .. Attractive deposit franchise with low cost deposit base and high quality loans  .. Financially attractive returns  .. Transaction size and structure provides Sterling the flexibility to pursue potential future acquisitions  12  Ticker: STSA  Spokane, Washington  www.sterlingfinancialcorporation-spokane.com  Investor Media Contact  Contacts Patrick Rusnak Cara Coon  Chief Financial Officer VP/Communications and Public Affairs Director  (509) 227-0961 (509) 626-5348  patrick.rusnak@sterlingsavings.com cara.coon@sterlingsavings.com   Daniel Byrne  EVP/Corporate Development Director  (509) 458-3711  dan sterlingsavings dan.byrne@sterlingsavings.com  13